Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  April 8, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             Delaware              0-22319                  16-1476509
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer
        of Incorporation)                                Identification No.)


46 Prince Street, Rochester, New York                    14607
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

     Attached hereto as Exhibit 99.1 is a copy of a Press Release issued by the registrant on April 8, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PATIENT INFOSYSTEMS, INC.

Date:  April 8, 2004                        By: /s/Roger L. Chaufournier
                                                 ------------------------
                                                 Roger L. Chaufournier
                                                 Chief Executive Officer


                                  EXHIBIT INDEX


Exhibit 99.1 Press release issued on April 8, 2004.